SECURITIES AND EXCHANGE COMMISSION


                          WASHINGTON, D.C.  20549

                                  FORM 8-K

                              CURRENT REPORT

                     Pursuant to Section 13 or 15 (d)
                  of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)         January 18, 2001
                                                ------------------------------

                        JACKSONVILLE BANCORP, INC.


          TEXAS                     0 - 28070                 75-2632781
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  (State of Incorporation)     (Commission File No.)           (IRS No)



COMMERCE AND NECHES STREET          JACKSONVILLE, TEXAS           75766
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(Address of Principal Executive Offices)                       (Zip Code)



                                (903) 586-9861
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            (Registrant's Telephone Number, Including Area Code)



                                NOT APPLICABLE
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        (Former Name or Former Address, If Changed Since Last Report)







Item 5.   Other Events

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated January 18, 2001

























                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       JACKSONVILLE BANCORP, INC.



Date: 01/18/2001                       By: Jerry Chancellor
                                           ------------------------------
                                           Jerry Chancellor
                                           President